                                                              Exhibit 10(kk)

                         SECOND AMENDMENT TO CREDIT AGREEMENT


    Agreement is made as of this 29th day of December, 1997 among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability corporation ("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability corporation ("AeroCast"), STARMET COMCAST, LLC, a Delaware limited liability corporation ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company ("Bank").

    WHEREAS, the Borrowers and the Bank are parties to an Amended and Restated Credit Agreement dated as of October 1, 1997 (the "Credit Agreement"); and

    WHEREAS, the parties have agreed to certain modifications;

    NOW THEREFORE, the parties agree as follows:

    1. Section 1.01. The Credit. Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "$8,050,000" in the third line and "$8,050,000" in the last line and replacing both references with "$9,550,000".

    2. Section 1.02(a). Amount. Section 1.02(a) of the Credit Agreement is hereby amended by deleting the proviso at the end of Section 1.02(a) and substituting therefor the following:

    "provided that the aggregate of all Advances outstanding at any time less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement shall not exceed (i) $9,550,000 through June 30, 1998,
    (ii) $8,050,000 from July 1, 1998 through September 30, 1998, and (iii) $6,550,000 on October 1, 1998 and thereafter (such amount as in effect from time to time may be referred to as the "Maximum Credit")."

    3. Section 1.02(b). Revolving Credit Agreement. Section 1.02(b) of the Credit Agreement is hereby amended by adding the following at the end:

    "As provided in Section 1.02(a), the Maximum Credit shall reduce from $9,550,000 to $8,050,000 on July 1, 1998 and from $8,050,000 to $6,550,000 on October 1, 1998, and any amount in excess of the Maximum Credit as so reduced shall be paid on or before such dates".

    4. Section 1.02(c). The Revolving Credit Note. Section 1.02(c) of the Credit Agreement is hereby amended by deleting the first sentence in Section 1.02(c) its entirety and substituting therefor the following:

    "Amounts owed to Bank with respect to Advances made by Bank shall be evidenced by Bank's books and records and may, at the request of the Bank, be further evidenced by one or more revolving credit notes (collectively, the "Revolving Credit Note"). As of the date of this Second Amendment, the Advances are evidenced by an Amended and Restated Revolving Credit Note dated as of March 31, 1995 (as amended and restated October 1, 1997) in the principal amount of $6,550,000 (the "Original Note") and a Second Additional Revolving Credit Note dated as of the date of this Second Amendment in the principal amount of $3,000,000 (the "Additional Note"). All Advances shall be deemed made pursuant to the Original Note up to the maximum principal amount thereof and thereafter pursuant to the Additional Note. Any repayments of principal shall be applied first to the Additional Note, then to the Original Note".


    5. Section 4.20. Debt-Tangible Capital Base. The first sentence is amended in its entirety to read as follows:

    "The ratio of Debt to Tangible Capital Base of the Borrowers on a consolidated basis shall not exceed 0.60 to 1.00."

    6. Section 4.21. Tangible Capital Base shall be amended in its entirety to read as follows:

    "The Tangible Capital Base of the Borrowers on a consolidated basis shall be not less than $26,750,000 as of January 10, 1998, and $26,750,000 plus an increase equal to the aggregate of 75% of the Borrowers' Net Income for each fiscal quarter after December 31, 1997 in which the Borrowers have positive net income (with no reduction for fiscal quarters in which the Borrowers incur a loss) determined as of the end of each fiscal quarter commencing March 31, 1998."

    7.   Section 4.22.  Net Income shall be amended in its entirety as follows:

    "The Net Income of the Borrowers for the periods set forth below shall be not less than the amounts set forth opposite such periods:

    Period                             Net Income
    ------                             ----------
    Quarter ending December 31, 1997   ($1,100,000)

    Quarter ending March 31, 1998      $1

    Quarter ending June 30, 1998       $300,000

    Quarter ending September 30, 1997
    and thereafter                     $750,000"

    "Net Income" shall mean the consolidated net income of the Borrowers before interest and taxes, plus (a) to the extent deducted in calculating Net Income prior to March 31, 1998, any reserves established as a result of the litigation commenced by Brush Wellman, and (b) costs associated with the execution of the Second Amendment including the fees set forth in paragraph 11 of the Second Amendment."

    8. Section 4.23. Capital Expenditures. The amount "$1,000,000" is amended to read "$2,000,000". The Bank waives compliance with this covenant for the year ending September 30, 1997.

    9. Subordinated Debt. The Bank acknowledges that the following constitutes Subordinated Debt: $900,000 principal amount of 10% Convertible Subordinated Debentures Due December 31, 1999 substantially in the form delivered to the Bank on December 26, 1997.

    10. IRB Waiver. The Bank waives defaults under the CMI Industrial Development Bond through September 30, 1998.

    11. Fees. The Borrowers shall (a) pay a closing fee of $15,000 upon execution of this Second Amendment, (b) issue prior to January 31, 1998 a seven-year warrant to purchase 25,000 shares of the common stock of StarMet at a price equal to the average closing price on the ten consecutive trading days ending December 29, 1997 and otherwise on the terms of warrants previously issued to the Bank. If the Advances (exclusive of letters of credit) exceed the amounts set forth below on or after the indicated date, the Borrowers shall pay an additional fee of $50,000 as of each such date:

              amounts                  date
              -------                  ----
              $4,750,000               March 15, 1997
              $3,000,000               July 15, 1997

    If the Borrowers Net Income for the three month period ended 3/31/98 is less then $300,000 or less then $750,000 for the three month period ended 6/30/98, the Borrowers shall pay a further fee of $10,000 as of each such date.

    12. Effectiveness. This Second Amendment to Credit Agreement shall become effective upon (a) execution of this Second Amendment by the Borrowers and the Bank, (b) execution by the Borrowers of the Additional Note substantially in the form of Exhibit A attached hereto, (c) receipt by the Bank of evidence satisfactory to the Bank that the Borrowers are authorized to execute this First Amendment.

    13.  Miscellaneous.

         (a) The Borrowers hereby confirm to the Bank that the representations and warranties of the Borrowers set forth in Article II of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

         (b) There is no Event of Default, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default under the Credit Agreement except as amended or waived in this Second Amendment.

         (c) Except as set forth above and in the First Amendment dated as of December 19, 1997, the Credit Agreement remains in full force and effect.

    14. Section 1.02(a). Amount. Section 1.02(a) of the Credit Agreement is hereby amended by deleting in the fourth line reference to February 28, 1998 (the ""Maturity Date'') and substituting therefor February 28, 1999 (the ""Maturity Date'').

    IN WITNESS WHEREOF, the parties have executed this First Amendment to Credit Agreement under seal as of the date first above written.


                                 STARMET CORPORATION


                                        By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:   James M. Spiezio
                                        Title:  VP Finance


                                 STARMET POWDERS, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                                STARMET AEROCAST, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                                 STARMET COMCAST, LLC


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                               STARMET NMI CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer

                               STARMET CMI CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                             STARMET HOLDINGS CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                            NMI FOREIGN SALES CORPORATION


                                         By: /s/ James M. Spiezio
                                            -------------------------
                                        Name:    James M. Spiezio
                                        Title:   Treasurer


                             STATE STREET BANK AND TRUST
                                       COMPANY

                                         By: /s/ William R. Dewey, IV
                                            -------------------------
                                        Name:    William R. Dewey, IV
                                        Title:   Vice President

                                      EXHIBIT A

                       SECOND ADDITIONAL REVOLVING CREDIT NOTE


$3,000,000                                                 December 29, 1997

    FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMCAST, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of THREE MILLION DOLLARS ($3,000,000) or such lesser sum as may from time to time be outstanding under the terms of the Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement").

    The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

    The principal balance of this Note shall be reduced as provided in the Credit Agreement and the remaining balance shall become due and payable on July 15, 1998 and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). This Note replaces an Additional Revolving Credit Note dated December 19, 1997 in the principal amount of $1,500,000. The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

    No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.

    This Note shall be governed and construed under the laws of the Commonwealth of Massachusetts and shall be deemed to be under seal.

                                 STARMET CORPORATION

WITNESS: /s/ Rebecca Perry
                                 By: /s/ James M. Spiezio
                                    --------------------------
                                 Name:   James M. Spiezio
                                 Title:  VP Finance


                                 STARMET POWDERS, LLC

WITNESS: /s/ Rebecca Perry
                                 By: /s/ James M. Spiezio
                                    --------------------------
                                 Name:   James M. Spiezio
                                 Title:  Treasurer


                                 STARMET AEROCAST, LLC

WITNESS: /s/ Rebecca Perry
                                 By: /s/ James M. Spiezio
                                    --------------------------
                                 Name:   James M. Spiezio
                                 Title:  Treasurer

                                 STARMET COMCAST, LLC

WITNESS: /s/ Rebecca Perry
                                 By: /s/ James M. Spiezio
                                    --------------------------
                                 Name:   James M. Spiezio
                                 Title:  Treasurer


                                 STARMET NMI CORPORATION

WITNESS: /s/ Rebecca Perry
                                 By: /s/ James M. Spiezio
                                    --------------------------
                                 Name:   James M. Spiezio
                                 Title:  Treasurer

                                STARMET CMI CORPORATION

WITNESS: /s/ Rebecca Perry
                                By: /s/ James M. Spiezio
                                    --------------------------
                                Name:   James M. Spiezio
                                Title:  Treasurer


                                STARMET HOLDINGS CORPORATION

WITNESS: /s/ Rebecca Perry
                                By:  /s/ James M. Spiezio
                                    --------------------------
                                Name:    James M. Spiezio
                                Title:   Treasurer


                                NMI FOREIGN SALES CORPORATION

WITNESS: /s/ Rebecca Perry
                                By:  /s/ James M. Spiezio
                                    --------------------------
                                Name:    James M. Spiezio
                                Title:   Treasurer